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         UL 2001, A Flexible Premium Multifunded Life Insurance Policy

                 Issued by Metropolitan Life Insurance Company
                       Supplement Dated December 2, 2002
                                      To
                         Prospectus Dated May 1, 2002

      This supplements the information contained in the prospectus dated May 1, 2002 that you received pertaining to Metropolitan Life Insurance Company's UL 2001 variable life insurance policies. (Please call 1-800 Met-5000 if you would like another copy of that prospectus.)

      Under the terms of the UL 2001 policies, a policy owner may annually withdraw up to 10% of the policy's "cash surrender value" (as that term is defined in the policy) without paying any surrender charge that would otherwise apply. Due to an error on our part, two references in the May 1, 2002 prospectus describe this free withdrawal right as applying to 10% of a policy's "cash value" (rather than "cash surrender value"). This supplement is sent to notify you of our error and to advise you that we will use the correct term (i.e., "cash surrender value") in all future versions of the prospectus.

Metropolitan Life Insurance Company
One Madison Avenue
New York, NY 10010


UL2001 PROSSUPP120202